Bond Market Index Account - Class 1 Shares
Principal Variable Contracts Funds, Inc. Summary Prospectus May 1, 2018 as amended October 9, 2018 and December 17, 2018
Before you invest, you may want to review the Account's prospectus, which contains more information about the Account and its risks. You can find the Account's prospectus and other information about the Account online at www.principalfunds.com/pvcprospectus. You can also get this information at no cost by calling 1‑800-222-5852 or by sending an email request to prospectus@principalfunds.com.
This Summary Prospectus incorporates by reference the Statutory Prospectus dated May 1, 2018, as supplemented on June 18, 2018, July 13, 2018, September 17, 2018, October 9, 2018 and December 17, 2018, and the Statement of Additional Information dated May 1, 2018, as supplemented on June 18, 2018, July 30, 2018, August 10, 2018, September 17, 2018, October 9, 2018 and December 17, 2018 (which may be obtained in the same manner as the Prospectus).
Objective: The Account seeks to provide current income.
Fees and Expenses of the Account
This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.
Annual Account Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Class 1
Management Fees	0.25%
Other Expenses	—%
Acquired Fund Fees and Expenses	0.01%
Total Annual Account Operating Expenses	0.26%
Fee Waiver (1)	(0.10)%
Total Annual Account Operating Expenses after Fee Waiver	0.16%

(1) Principal Global Investors, LLC ("PGI"), the investment advisor, has contractually agreed to limit the Account's Management Fees through the period ending April 30, 2019. The fee waiver will reduce the Account's Management Fees by 0.10% (expressed as a percent of average net assets on an annualized basis). It is expected that the fee waiver will continue through the period disclosed; however, Principal Variable Contracts Funds, Inc. and PGI, the parties to the agreement, may mutually agree to terminate the fee waiver prior to the end of the period.

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Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Account for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. The calculation of costs takes into account any applicable contractual fee waivers and/or expense reimbursements for the period noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Bond Market Index Account - Class 1	$16	$74	$136	$321
Portfolio Turnover
The Account pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Account operating expenses or in the example, affect the Account’s performance. During the most recent fiscal year, the Account's portfolio turnover rate was 108.9% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Account uses a passive investment approach known as "sampling" to invest at least 80% of its net assets, plus any borrowings for investment purposes, in investments designed to track the Bloomberg Barclays U.S. Aggregate Bond Index (the "Index") at the time of purchase. The Index is composed of investment grade, fixed rate debt issues with maturities of one year or more, including government securities, corporate securities, and asset-backed and mortgage-backed securities (securitized products). The Index is rebalanced monthly to reflect securities that have dropped out of or entered the Index in the preceding month. Because of the practical difficulties and expense of purchasing all of the securities in the Index, the Account does not purchase all of the securities in the Index. Instead, the Account uses a sampling methodology to purchase securities with generally the same risk and return characteristics of the Index. Under normal circumstances, the Account maintains an average portfolio duration that is in line with the duration of the Index, which as of December 31, 2017 was 5.98 years. The Account will not concentrate its investments (invest more than 25% of its assets) in a particular industry except to the extent the Index is so concentrated. Because the Account's portfolio turnover rate during the most recent fiscal year was more than 100%, the Account is considered actively-traded.
Principal Risks
The value of your investment in the Account changes with the value of the Account 's investments. Many factors affect that value, and it is possible to lose money by investing in the Account. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Account, in alphabetical order, are:
Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate, credit quality, and liquidity risks. The market value of fixed-income securities generally declines when interest rates rise, and increased interest rates may adversely affect the liquidity of certain fixed-income securities. Moreover, an issuer of fixed-income securities could default on its payment obligations due to increased interest rates or for other reasons.
Index Fund Risk. An index fund has operating and other expenses while an index does not. As a result, over time, index funds tend to underperform the index. The correlation between fund performance and index performance may also be affected by the type of passive investment approach used by a fund (sampling or replication), changes in securities markets, changes in the composition of the index, and the timing of purchases and sales of fund shares.

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Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates, which means funds with longer average portfolio durations may be more volatile than those with shorter durations.
Portfolio Turnover (Active Trading) Risk. High portfolio turnover (more than 100%) caused by actively trading portfolio securities may result in accelerating the realization of taxable gains and losses, lower fund performance and increased brokerage costs.
Real Estate Securities Risk. Investing in real estate securities subjects the fund to the risks associated with the real estate market (which are similar to the risks associated with direct ownership in real estate), including declines in real estate values, loss due to casualty or condemnation, property taxes, interest rate changes, increased expenses, cash flow of underlying real estate assets, regulatory changes (including zoning, land use and rents), and environmental problems, as well as to the risks related to the management skill and creditworthiness of the issuer.
Redemption Risk. A fund that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs, result in changes to expense ratios and increased expenses, and adversely affect underlying fund performance. Moreover, a fund of fund's redemptions or reallocations among share classes of an underlying fund may result in changes to the expense ratios of affected classes, which may increase the expenses paid by shareholders of the class that experienced the redemption.
Securitized Products Risk. Investments in securitized products are subject to risks similar to traditional fixed income securities, such as credit, interest rate, liquidity, prepayment, extension, and default risk, as well as additional risks associated with the nature of the assets and the servicing of those assets. Unscheduled prepayments on securitized products may have to be reinvested at lower rates. A reduction in prepayments may increase the effective maturities of these securities, exposing them to the risk of decline in market value over time (extension risk).
U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.
U.S. Government-Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.
Performance
The following information provides some indication of the risks of investing in the Account. Past performance is not necessarily an indication of how the Account will perform in the future. You may get updated performance information by calling 1-800-222-5852.
The bar chart shows changes in the Account's performance from year to year. The table shows how the Account's average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.
Life of Account returns are measured from the date the Account's shares were first sold (May 15, 2012).

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Total Returns as of December 31

Highest return for a quarter during the period of the bar chart above:	Q1 '16	2.94%
Lowest return for a quarter during the period of the bar chart above:	Q4 '16	(3.12)%

Average Annual Total Returns
For the periods ended December 31, 2017	1 Year	5 Years	Life of Account
Bond Market Index Account - Class 1	3.27%	1.74%	1.92%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	3.54%	2.10%	2.28%
Management
Investment Advisor:
Principal Global Investors, LLC
Sub-Advisor and Portfolio Managers:
BNY Mellon Asset Management North America Corporation (Effective on or about January 2, 2019, change to Mellon Investments Corporation)

•	Paul Benson (since 2015), Managing Director, Head of Fixed Income Portfolio Management

•	Gregg Lee (since 2012), Vice President, Senior Portfolio Manager, Fixed Income

•	Nancy G. Rogers (since 2015), Director, Senior Portfolio Manager, Fixed Income

•	Stephanie Shu (since 2015), Director, Senior Portfolio Manager, Fixed Income
Tax Information
The Fund intends to comply with applicable variable asset diversification regulations. Taxation to you will depend on what you do with your variable life insurance or variable annuity contract. See your variable product prospectus for information about the tax implications of investing in the Accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, to recommend one Account or share class of the Fund over another Account or share class, or to recommend one variable annuity, variable life insurance policy or mutual fund over another. Ask your salesperson or visit your financial intermediary's website for more information.

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